Earnings Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share is calculated by dividing net income (loss) attributable to Jackson Financial Inc. shareholders by the weighted-average number of common shares outstanding during the period. When the Class B Common Stock was outstanding, except for voting rights, the two classes of common stock had the same dividend rights, were equal in all respects, and were otherwise treated as if they were one class of shares, including the treatment for the earnings per share calculations. Diluted earnings per share is calculated by dividing the net income (loss) attributable to Jackson Financial Inc. shareholders, by the weighted-average number of shares of common stock outstanding for the period, plus shares representing the dilutive effect of share-based awards. In 2020, the Company did not have any outstanding share-based awards involving the issuance of the Company’s equity and, therefore, no impact to the diluted earnings per share calculation. Beginning in 2021, the Company granted its first share-based awards subject to vesting provisions of the Incentive Plan, which have a dilutive effect. See Note 18 of the Notes to Consolidated Financial Statements for further description of share-based awards.

The following table sets forth the calculation of earnings per common share (recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
	(in millions, except share and per share data)
Net income (loss) attributable to Jackson Financial Inc.	$6,186	$3,417	$(1,634)

Weighted average shares of common stock outstanding - basic	85,513,787	93,994,520	67,658,901
Dilutive common shares	3,176,913	470,991	—
Weighted average shares of common stock outstanding - diluted	88,690,700	94,465,511	67,658,901

Earnings per share—common stock
Basic	$72.34	$36.35	$(24.14)
Diluted	$69.75	$36.17	$(24.14)